                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                    FORM 8-K





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      April 1, 1996
                                                --------------------------------

                        UNITED INSURANCE COMPANIES, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-14320                    75-2044750
- ----------------------------     ----------------          ---------------------
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)               Number)               Identification No.)



4001 McEwen Drive, Suite 200, Dallas, Texas                        75244
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:      (214) 960-8497
                                                   -----------------------------
                                 Not Applicable
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Item 5.OTHER EVENTS

      Since United Insurance Companies, Inc.'s (the "Company") inception, a substantial portion of the health insurance policies sold by United Group Association, Inc. ("UGA") agents has been issued by AEGON USA, Inc. (together with its subsidiaries, "AEGON") and coinsured by the Company. Effective April 1, 1996, substantially all new health insurance policies sold by UGA will be directly issued by the Company, following a transition period, pursuant to agreements between the Company and AEGON (the "AEGON Transaction"). The Company will retain 100% of the premiums and pay all of the costs of such new policies. During the transition period, UGA agents will continue to sell health insurance policies issued by AEGON and coinsured by the Company in each state where UGA sells insurance until regulatory approvals for the Company to directly issue its policies in such state are received. The Company believes that substantially all regulatory approvals will be obtained by December 31, 1996. The Company and AEGON will maintain the coinsurance agreement for policies issued by AEGON prior to April 1, 1996 and during the transition period. The Company's coinsurance percentage will be 57.5% in 1996 and 60% thereafter until December 31, 2000, at which time the Company will acquire all remaining policies from AEGON at a formula price described in the agreement.

      As part of the AEGON Transaction, the Company acquired AEGON's underwriting, claims management and administrative capabilities related to the products coinsured by the Company, through the purchase of AEGON's insurance center for approximately $10 million. The Company also hired substantially all of the 700 employees located at the center. The Company believes that this will ensure a continuation of the quality, cost effective underwriting, claims processing and customer service expertise that has contributed to the profitability of the business sold by UGA.

      Under general agency agreements effective April 1, 1996, UGA will sell insurance directly issued by the Company. The agreements are terminable by either party at any time on 15 months' written notice or immediately for cause (as defined). Commissions will be agreed upon by the parties from time to time under the agreements. UGA has agreed that until such agreements are terminated, UGA will not market, and will use its reasonable efforts to prevent UGA agents from marketing, insurance products of other insurance carriers that are competitive with the Company's insurance products, unless the Company has declined to market such products.





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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL AND EXHIBITS

  Exhibit                                                                         Page
  Number                          Description of Exhibit                          Number
  ------                          ----------------------                          ------
    10.1       Reinsurance Agreement between AEGON USA Companies and UICI
               Companies effective January 1, 1995, as amended through April 1,
               1996.

    10.2       Asset Purchase Agreement between UICI Companies and PFL Life
               Insurance Company, Bankers United Life Assurance Company, Life
               Investors Insurance Company of America and Monumental Life
               Insurance Company and Money Services, Inc. effective April 1,
               1996.

    10.3       General Agent's Agreement between Mid-West National Life
               Insurance Company of Tennessee and United Group Association,
               Inc. effective April 1, 1996.

    10.4       General Agent's Agreement between The MEGA Life and Health
               Insurance Company and United Group Association, Inc. effective
               April 1, 1996.

    10.5       Agreement between United Group Association, Inc. and Cornerstone
               Marketing of America effective April 1, 1996.





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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED INSURANCE COMPANIES, INC.
                                             (Registrant)


Date   April 1, 1996                    By /s/ W. Brian Harrigan
    --------------------                  -----------------------------------
                                           W. Brian Harrigan
                                             President and Director



Date   April 1, 1996                    By /s/ Vernon R. Woelke
    --------------------                  -----------------------------------
                                           Vernon R. Woelke
                                             Vice President, Treasurer and
                                             Director





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                                EXHIBIT INDEX

  Exhibit
  Number                          Description of Exhibit
  ------                          ----------------------
    10.1       Reinsurance Agreement between AEGON USA Companies and UICI
               Companies effective January 1, 1995, as amended through April 1,
               1996.

    10.2       Asset Purchase Agreement between UICI Companies and PFL Life
               Insurance Company, Bankers United Life Assurance Company, Life
               Investors Insurance Company of America and Monumental Life
               Insurance Company and Money Services, Inc. effective April 1,
               1996.

    10.3       General Agent's Agreement between Mid-West National Life
               Insurance Company of Tennessee and United Group Association,
               Inc. effective April 1, 1996.

    10.4       General Agent's Agreement between The MEGA Life and Health
               Insurance Company and United Group Association, Inc. effective
               April 1, 1996.

    10.5       Agreement between United Group Association, Inc. and Cornerstone
               Marketing of America effective April 1, 1996.